Exhibit 10.28.11

AMENDMENT No. 8 TO PURCHASE AGREEMENT COM0448-18

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

This Amendment No.8 (the “Amendment No.8”) dated as of February 08th, 2022 is between EMBRAER S.A., a corporation existing under the laws of Brazil, which address and principal place of business is at Avenida Brigadeiro Faria Lima, 2170, prédio F-100, Putim, in the city of São José dos Campos, State of São Paulo, Brazil (“Seller”); and Republic Airways Inc., formerly known as Republic Airline Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0448-18 dated December 15th, 2018, as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.8 and the Purchase Agreement, this Amendment No.8 shall control.

WHEREAS, as of January 1st, 2022, all of Embraer’s Commercial Aviation Business previously under Yaborã Indústria Aeronáutica S.A. (“Yaborã”) was reintegrated back and incorporated by Embraer S.A.;

WHEREAS, due to such reintegration, the Parties have agreed to exclude Yaborã as a Party to the Purchase Agreement;

WHEREAS, the Parties have also agreed to [***] the Contractual Delivery Date of certain Aircraft.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Seller and Buyer agree as follows:

1. DELIVERY

The Attachment E to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment E to this Amendment No. 8.

2. REINSTATEMENT OF PURCHASE AGREEMENT

Parties hereby agree to exclude Yaborã Indústria Aeronáutica S.A. as a Party to the Purchase Agreement. All of Yaborã’s rights and obligations under the Purchase Agreement are now Embraer S.A.’s rights and obligations.

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No.8 shall remain in full force and effect without any change.

AMENDMENT No. 8 TO PURCHASE AGREEMENT COM0448-18

3.	COUNTERPARTS

This Amendment No.8 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No.8 may be signed and exchange by email attaching a copy of the signed Amendment in portable document format with originals to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

Amendment No.8 to PA COM0448-18 COM0003-22	Page 2 of 3

AMENDMENT No. 8 TO PURCHASE AGREEMENT COM0448-18

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No.8 to be effective as of the date first written above.

EMBRAER S.A.		REPUBLIC AIRWAYS INC

By:	/s/ Marcelo Santiago	By:	/s/ Joseph P. Allman
Name: Marcelo Santiago		Name: Joseph P. Allman
Title: VP Contracts & Asset Mgmt		Title: SVP, CFO

By:	/s/ Marc Thomas Ahlgrimm
Name: Marc Thomas Ahlgrimm
Title: Director, Contracts Administration

Place: São Jose dos Campos – SP Brazil		Place:

Amendment No.8 to PA COM0448-18 COM0003-22	Page 3 of 3

ATTACHMENT “E” Firm Aircraft Delivery Schedule

[***]

Attachment “E” of Amendment No.8 to PA COM0448-18 COM0003-22	Page 1 of 1